EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following document of Navistar Financial Dealer Note Master Owner Trust II, an affiliated trust of Navistar International Corporation, is filed herewith:
10.95
Amendment No. 3 to Series 2012-VFN Indenture Supplement, dated as of May 31, 2017, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee.

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation, are incorporated herein by reference:

10.96
Amendment No. 3 to Pooling and Servicing Agreement, dated as of April 12, 2019, by and among Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, Navistar Financial Securities Corporation, as the depositor, and Navistar Financial Corporation, as the servicer. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated April 15, 2019 and filed on April 15, 2019. Commission File No. 001-09618.

10.97
Amendment No. 12 to the Note Purchase Agreement, dated as of April 12, 2019, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated April 15, 2019 and filed on April 15, 2019. Commission File No. 001-09618.

10.98
Second Amendment to Amended and Restated Employment and Services Agreement, dated April 24, 2019 and effective as of April 22, 2019, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated April 26, 2019 and filed on April 26, 2019. Commission File No. 001-09618.*

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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